SECURITIES AND EXCHANGE COMMISSION
				                         Washington, D.C. 20549

                         						  FORM 8-K

              				     Pursuant to Section 13 or 15(d) of
			                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 1997

      First Deposit National Bank on behalf of the First Deposit Master Trust
             (Issuer in respect of the First Deposit Master Trust
             5.75% Asset-Backed Certificates, Series 1993-2
          Remarketed Asset-Backed Certificates, Series 1993-3
             6.90% Asset-Backed Certificates, Series 1994-1
          Floating Rate Asset-Backed Certificates, Series 1995-1
             6.05% Asset-Backed Certificates, Series 1995-2
          Floating Rate Asset-Backed Certificates, Series 1996-1
          Floating Rate Asset-Backed Certificates, Series 1997-1
          Floating Rate Asset-Backed Certificates, Series 1997-2)
  ____________________________________________________________________________
             (Exact name of registrant as specified in charter)
                                  33-59922
                                  33-84844
                                  33-99462
    United States of America      333-22131             02-0118519
    ________________________	   ____________	        	________________
     (State  or  other            (Commission           I.R.S. Employer
      jurisdiction  of             (File No.)            Identification No.)
      organization)


          295 Main Street
          Tilton, New Hampshire                            03276
 ___________________________________________              _____________
   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (603) 286-4348
                                                     ____________________


                   Not Applicable
______________________________________________________________
(Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the March 17, 1997 Distribution Date.

Exhibit 19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the March 17, 1997 Distribution Date.

Exhibit 19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the March 17, 1997 Distribution Date.

Exhibit 19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the March 17, 1997 Distribution Date.

Exhibit 19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the March 17, 1997 Distribution Date.

                                         Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First Deposit Master Trust by the undersigned hereunto duly authorized.

                                   FIRST DEPOSIT MASTER TRUST

                                   By:  FIRST DEPOSIT NATIONAL BANK,
                                        Servicer


                                   By:  /s/ David J. Petrini
                                        ____________________________________
                                        David J. Petrini
                                        Senior Vice President and Chief
                                        Financial Officer


Date:  March 17, 1997


                                         EXHIBIT INDEX


Exhibit No.


19.1               Monthly Statement for the 5.75% Asset-Backed
                   Certificates, Series 1993-2 with respect to the March 17, 1997 Distribution Date.

19.2               Monthly Statement for the 6.90% Asset-Backed
                   Certificates, Series 1994-1 with respect to the March 17, 1997 Distribution Date.

19.3               Monthly Statement for the Floating Rate Asset-
                   Backed Certificates, Series 1995-1 with respect to the March 17, 1997 Distribution Date.

19.4               Monthly Statement for the 6.05% Asset-Backed
                   Certificates, Series 1995-2 with respect to the March 17, 1997 Distribution Date.

19.5               Monthly Statement for the Floating Rate Asset-
                   Backed Certificates, Series 1996-1 with respect to the March 17, 1997 Distribution Date.